SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 13, 2004


                          Concord Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)




           Massachusetts                 0-23067                04-2710876
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(State or Other Jurisdiction         (Commission             (IRS Employer
   of Incorporation)                 File Number)            Identification No.)


     400 Nickerson Road, Marlboro, Massachusetts                    01752
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         (Address of Principal Executive Offices)               (Zip Code)



       Registrant's telephone number, including area code: (508) 460-4646
                                                           --------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events and Required FD Disclosure.

         On April 13, 2004, Concord Communications, Inc. (the "Company") issued a press release announcing its appointment of Dayton Semerjian to the position of Executive Vice President, Marketing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONCORD COMMUNICATIONS, INC.



Date:  April 13, 2004       By:   /s/Melissa H. Cruz
                               -----------------------------------------------
                                  Melissa H. Cruz
                                  Executive Vice President of Business Services,
                                  Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX


 Exhibit Number                     Description
 --------------                     -----------

          99.1                      Form of press release dated April 13, 2004.